UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2011

VirnetX Holding Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 Scotts Valley Drive, Suite 110
Scotts Valley, California 95066
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (831) 438-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

At a meeting of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of VirnetX Holding Corporation (the “Company”) held on April 7, 2011, the Committee approved increases to salaries, targets for cash incentive opportunities and stock option grants for the 2011 fiscal year for each of the Company’s employees, including the Named Executive Officers who are presented in the table below.

Name	Base Salary 2010	Base Salary 2011(1)	Targeted Cash Incentive Opportunity for Fiscal 2010(2)	Targeted Cash Incentive Opportunity for Fiscal 2011(2)	Targeted Number of Shares Underlying Stock Option Grants for Fiscal 2010(3)	Targeted Number of Shares Underlying Stock Option Grants for Fiscal 2011(3)
Kendall Larsen	$302,500	$420,000	35%	50%	35,000	50,000
Chief Executive Officer, President & Chairman
William Sliney	$48,100	$60,000	35%	50%	8,750	10,000
Chief Financial Officer (Interim)(4)

(1)	The increase in 2011 base salaries was approved with retroactive effect to January 1, 2011.
(2)	The target bonus level for cash incentive opportunities is calculated as a percentage of base salary.
(3)
Stock option grants are to be made under the Company’s 2007 Stock Plan, as previously filed with the Securities Exchange Commission. The Committee may, in its discretion, determine to grant additional awards to Named Executive Officers during fiscal year 2011.

(4)	Mr. Sliney has been the Company’s Chief Financial Officer on an interim and part-time basis since July 5, 2007.

The Committee retained Compensia, an independent compensation consulting firm, to advise the Company on the identification of a market framework (including a peer group of companies) for compensation benchmarking purposes, to gather data on the Company’s executive officer cash and equity compensation relative to competitive market practices, and to develop a market-based framework for potential changes to the Company’s compensation program for the Committee’s review and input.

The Committee’s determinations were made following a comprehensive review of the market data provided by Compensia, as well as the performance of both the Named Executive Officers and the Company.

The Committee may, in its discretion, review the compensation for the Named Executive Officers at any time during the calendar year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRNETX HOLDING CORPORATION

Date: April 13, 2011	By:	/s/ Kendall Larsen
Kendall Larsen
Chief Executive Officer